Premises and Equipment	12 Months Ended
Mar. 31, 2013
Premises and Equipment [Abstract]
PREMISES AND EQUIPMENT

NOTE 6 - PREMISES AND EQUIPMENT

	March 31,
	2013	2012
	(In Thousands)
Land and land improvements	$3,561	$3,561
Buildings and improvements	7,027	7,004
Furnishings and equipment	3,168	2,883
Leasehold improvements	593	588

	14,349	14,036
Accumulated depreciation and amortization	(6,508)	(5,961)

	$7,841	$8,075

During the year ended March 31, 2011, $1.16 million of land and land improvements were reclassified to land held for sale and during the years ended March 31, 2013, 2012 and 2011, $99,000, $156,000, and $397,000 in write downs to fair value were recorded. The land was sold in July 2012.

During the year ended March 31, 2011, the Company recognized a net gain of $329,000 on the sale of premises and equipment, as the Bank sold its Botany branch facility in August 2010 and recognized a $339,000 gain on the sale of land, building and improvements, net of a $10,000 loss recognized on the disposal of net furnishings and equipment. A $2,000 loss was also recognized on the disposal of other net furnishings and equipment during that year.

Rental expenses related to the occupancy of leased premises, including property taxes and common area maintenance totaled approximately $538,000, $429,000 and $430,000 for the years ended March 31, 2013, 2012 and 2011, respectively. The Bank leases six building spaces. Some operating leases contain renewal options and provisions requiring the Bank to pay property taxes and operating expenses over base amounts. The minimum obligation under all non-cancellable lease agreements, which expire through May 31, 2020, for each of the years ended March 31 is as follows:

Amount
(In Thousands)
2014	$460
2015	462
2016	367
2017	338
2018	300
2019 & After	353

$2,280